ROBERTSON STEPHENS MUTUAL FUNDS
The Developing Countries Fund
Annual Report
December 31, 1997

[GRAPHIC]

DEVELOPING COUNTRIES

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


January 30, 1998

FELLOW SHAREHOLDER:


First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done by an independent consulting group studying mutual fund investors over a recent ten-year period of time concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. We believe this fund will outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital
that companies can earn with their free cash flow.   Though we have successfully
used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances gives our portfolio managers a significant edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to achieve the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to achieving excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.


/s/ Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND HIGHLIGHTS


ACQUISITION

BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.


FUND PHILOSOPHY

Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. We believe the outlook is good for the long-term performance of emerging markets worldwide, and anticipate that some foreign equity markets may outpace the stock markets of developed countries. The Fund seeks to capitalize on both rising and falling markets. Primarily, it will invest in equity securities of growing or undervalued companies in developing countries that we believe have the potential for future growth. Additionally, we seek to identify countries, sectors, or individual securities that may be overvalued. We will sell short these securities in an attempt to profit from anticipated devaluation. Shareholders are encouraged to invest with a three- to five-year time frame, and are urged to recognize that there are special risks associated with international investing.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Fund Performance - Class C Shares  8
Schedule of Investments  9
Statement of Assets and Liabilities  12
Statement of Operations  13
Statement of Changes in Net Assets  14
Financial Highlights - Class A Shares  15
Financial Highlights - Class C Shares  16
Notes to Financial Statements  17
Report of Independent Accountants  24
Administration  24

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


[PHOTO]

FUND MANAGER MICHAEL C. HOFFMAN
Portfolio Manager
The Robertson Stephens
Developing Countries Fund

DEAR SHAREHOLDER:


The Robertson Stephens Developing Countries Fund (Class A) returned -20.52% for the fourth quarter and -15.27% for the one-year period ended December 31, 1997, versus -19.47% and -15.12%, respectively, for the MSCI Emerging Markets Global Index. The Fund's Class C shares had a return of -21.96% for the fourth quarter and -16.01% since their inception on May 8, 1997.

The fourth quarter saw a continuation and expansion of the Asian crisis which began in early 1997. What originally began as a real estate and banking problem in Thailand quickly turned into a crisis of confidence in the entire Asian region. A majority of countries witnessed a run on their currencies and opted to or were forced to allow their currencies to devalue in order to remain competitive on the export front. Severe devaluations of currencies quickly led to concerns of corporate and government solvency. Markets plummeted across the region and our equity investments in this region suffered drastically from both bear markets and currency losses.


                              " ...a meaningful number of EXCELLENT INVESTMENT

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


The most positive impact on the Fund this year was the performance of our shorts in Hong Kong. Unfortunately, the losses in Thailand, Malaysia, and Indonesia more than offset any of these gains.

While Asia was the worst performing region in the asset class, others did poorly as well due to a general loss of confidence in the emerging markets. Concerns that currency devaluations would spread to Latin America put pressure on the Latin American markets in general, and the Brazilian Real in particular. The negative tone set by Asia reached into Eastern Europe as investors fled emerging markets in mass.

OUTLOOK

Looking ahead, I expect the markets to remain volatile, particularly in Asia and to a lesser extent in Latin America. We are likely to witness a sharp increase in downward earnings revisions and bankruptcies in Asia as a result of slower economic growth and the negative impact on balance sheets resulting from severe currency devaluations. The first half of 1998 will likely be dominated by negative corporate and economic developments which will continue to put downward pressure on the financial markets.


"VOLATILITY HAS AND WILL REMAIN A CHARACTERISTIC OF EMERGING MARKETS
INVESTING."


However, much of this has already been factored into stock prices in the region. What has not been discounted by the markets is a break in the Hong Kong dollar peg and a devaluation of the Chinese Reminbi. The large devaluations which have occurred in the rest of the region have resulted in significant changes in export competitiveness and created meaningful economic imbalances. I expect that the strains of these developments will prove immensely challenging for the Chinese, and I believe that there is a very strong possibility that a devaluation of both these currencies will occur. This would likely prove to be the apex of the Asian crisis and may mark the low point in the financial markets.


opportunities have EMERGED in the region...."

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


INVESTMENT OPPORTUNITIES

Presently, I feel that a meaningful number of excellent investment opportunities have emerged in the region as the result of these developments. Security valuations are now at extremely low levels. We are monitoring developments in the region very closely and expect to significantly increase our investment in the region when we see signs of stability or the aforementioned currency devaluations in China and Hong Kong.

In Latin America, the markets are more likely to be impacted by external developments rather than internal regional developments. The two main risks to the region are a break in the Hong Kong dollar peg and instability in the U.S. financial markets. A break in the peg would present a meaningful challenge to the Brazilian Real, as global investors would lose further confidence in the emerging markets and particularly in countries with fixed currency regimes. The Brazilian Real, which is generally believed to be 20 to 30% overvalued, would come under attack and, I suspect, fall.


[PHOTO]


INVESTMENT MANAGEMENT

G.RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com

INVESTMENT TEAM

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Nancy Mayer

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


"...THE CURRENT FALLOUT IS CREATING EXCEPTIONAL OPPORTUNITIES FOR INVESTORS TODAY."

Such a development would likely be a catalyst for a Latin American crisis similar to the Asian crisis which is now taking place. The latter risk of instability in U.S. financial markets is something I have been concerned with for some time now. From an emerging markets perspective this would be a significant development, as it would negatively impact export opportunities, foreign direct investment, and portfolio investment in the asset class. The region that would likely suffer the most would be Latin America.

Offsetting these two external risks are generally positive economic and earnings developments in the region, particularly in Mexico and Argentina. Should Asia stabilize and the U.S. remain strong, I believe Latin America could perform nicely in the first half of 1998.

CONCLUSION

Volatility has and will remain a characteristic of emerging markets investing. In the past, exceptional periods of volatility associated with country or regional crises have often provided U.S. investors with opportune times to invest in the emerging markets asset class. I suspect that the current Asian crisis will be no different and believe that the current fallout is creating exceptional opportunities for investors today. Over the coming months we will endeavor to manage the volatility and be ready to capitalize on opportunities as they arise. We thank you for your interest and investment in The Robertson Stephens Developing Countries Fund.

Sincerely,

/s/ Michael C. Hoffman

MICHAEL C. HOFFMAN
Portfolio Manager
January 22, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1)
IF INVESTED ON MAY 2, 1994(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                 DEVELOPING COUNTRIES    MSCI EMERGING MARKETS
FOR THE PERIOD ENDED 12/31/97                                                    FUND          GLOBAL INDEX(1)
--------------------------------------------------------------------------------------------------------------

Since inception (5/2/94)(2)                                                  (16.53)%                 (15.66)%
--------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                                                 DEVELOPING COUNTRIES    MSCI EMERGING MARKETS
FOR THE PERIOD ENDED 12/31/97                                                    FUND          GLOBAL INDEX(1)
--------------------------------------------------------------------------------------------------------------

One year                                                                     (15.27)%                 (15.12)%
Three years                                                                   (4.21)%                  (7.60)%
Since inception (5/2/94)(2)                                                   (4.81)%                  (4.54)%
--------------------------------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. You cannot invest in an index itself.

(2)  Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

Cash & Cash Equivalents 20.4%
Warrants 0.1%
China 1.0%
Korea 1.1%
Indonesia 1.1%
Egypt 1.4%
Czech Republic 1.8%
Turkey 1.9%
Isreal 2.1%
South Africa 2.4%
Russia 3.6%
Philippines 4.2%
Other & Other Assets, Net 5.3%
Mexico 13.5%
Brazil 8.4%
Malaysia 7.1%
Romania 7.0%
Argentina 6.8%
Thailand 6.5%
Taiwan 4.3%


TOP TEN HOLDINGS

1.
OPAL-MSCI BRAZIL FREE BASKET
(8.38%)
An index basket of Brazilian securities.

2.
OPAL-MSCI MEXICO FREE BASKET
(6.53%)
An index basket of Mexican securities.

3.
ROMANIAN INVESTMENT FUND. (5.42%)
A closed-end mutual fund with investments in various Romanian securities.

4.
OPAL-MSCI TAIWAN FREE BASKET
(4.26%)
An index basket of Taiwanese securities.

5.
IONICS CIRCUITS, INC. (4.18%)
Manufactures and assembles electronic components such as disk drives, cellular phones, computer cards and semiconductor devices, primarily for export to contractual clients based in Asia, the United States, and Western Europe.

6.
IRSA INVERSIONES Y REPRESENTACIONES,
S.A. (3.78%; ARGENTINA)
An Argentine-based real estate development company.

7.
KUALA LUMPUR KEPONG BHD (3.65%)
Processes and produces palm products, natural rubber and cocoa, with subsidiaries involved in the manufacture of chemicals, rubber gloves, and cocoa products, as well as overseas investment and investment holdings.

8.
GOLDEN HOPE PLANTATIONS BHD (3.44%)
An investment holding company that provides plantation management services and operates its own oil palm, rubber, cocoa, and fruit estates, with subsidiaries involved in the manufacture and sale of planting materials, coconut-based food products, fruit juices, and edible oil. Also involved in property development and investment.

9.
CRESUD S.A.C.I.F. Y A. (3.02%)
Operates in the Argentine agribusiness sector, cultivating such cash grains as wheat, corn, soybeans, and sunflowers.

10.
THAI FARMERS BANK PUBLIC COMPANY
LIMITED (2.54%)
Provides commercial banking services through 480 branches nationwide, including 141 in Bankok, as well as overseas branches in London, Hamburg, Los Angeles, Hong Kong, New York, Phnom Penh, and Vientiane.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1)
IF INVESTED ON MAY 8, 1997(2)

[GRAPH]



CUMULATIVE TOTAL RETURNS

                                                            DEVELOPING COUNTRIES     DEVELOPING COUNTRIES    MSCI EMERGING MARKETS
FOR THE PERIOD ENDED 12/31/97                                               FUND                  FUND(3)          GLOBAL INDEX(1)
----------------------------------------------------------------------------------------------------------------------------------

Since inception (5/8/97)(2)                                              (15.16)%                 (16.01)%                 (21.85)%
----------------------------------------------------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. You cannot invest in an index itself.

(2)  Date that the Fund's Class C shares were first issued to the public.

(3) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


SCHEDULE OF INVESTMENTS



DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 6.8%
Cresud Sacifya(1)                                                                                 444,730         $   889,629
Inversiones y Representaciones, S.A.                                                              300,000           1,116,212
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,005,841
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL - 8.4%
MSCI Brazil Free Index OPAL(7)                                                                     40,000           2,473,200
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,473,200
-----------------------------------------------------------------------------------------------------------------------------
CHINA - 1.0%
Wuxi Little Swan Company, Ltd., Class B                                                           300,000             312,060
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      312,060
-----------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 1.8%
SPT Telecom, A.S.(1)                                                                                5,000             533,295
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      533,295
-----------------------------------------------------------------------------------------------------------------------------
EGYPT- 1.4%
Al-Ahram Beverages Company S.A.E., GDR(2)                                                          15,000             421,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      421,500
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA - 1.1%
PT Dynaplast, Foreign(4)                                                                        3,936,100             322,048
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      322,048
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL - 2.1%
Blue Square Israel, Ltd., ADR(1,2)                                                                 50,000             618,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      618,750
-----------------------------------------------------------------------------------------------------------------------------
KOREA - 1.1%
LG Semiconductor Company(1)                                                                        35,000             340,708
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      340,708
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 7.1%
Golden Hope Plantations Berhad                                                                    878,000           1,014,508
Kuala Lumpur Kepong Berhad                                                                        502,000           1,076,313
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,090,821
-----------------------------------------------------------------------------------------------------------------------------
MEXICO - 13.5%
Acer Computech Latino America, ADR(1,2)                                                            30,000             405,000
Amarc Resources, Ltd.(1)                                                                          346,700             169,577
Amarc Resources, Ltd., 144A(1,3)                                                                   85,000              41,575
Anooraq Resources Corporation(1)                                                                  194,300              95,035
Anooraq Resources Corporation, 144A(1,3)                                                           65,000              31,793
Cifra S.A. de C.V., Class B, ADR(2)                                                               300,000             726,000
Desc, S.A. de C.V., ADR(1,2)                                                                        7,100             266,250
MSCI Mexico Free Index OPAL(7)                                                                     20,000           1,925,800
Vitro Sociedad Anonima, ADR(2)                                                                     24,000             313,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,974,530
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 4.2%
Ionics Circuits, Inc.                                                                           3,026,000         $ 1,232,815
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,232,815
-----------------------------------------------------------------------------------------------------------------------------
ROMANIA - 7.0%
Romanian Growth Fund(1)                                                                            75,000             459,375
Romanian Investment Fund(1)                                                                         2,000           1,600,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,059,375
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA - 3.6%
Black Sea Energy, Ltd., Restricted(1,5,6)                                                         269,820             319,497
Mosenergo, 144A, ADR(1,2,3)                                                                        20,000             748,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,067,497
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA - 2.4%
Consolidated African Mines, Ltd.(1)                                                             2,500,053             719,218
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      719,218
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN - 4.3%
MSCI Taiwan Free Index                                                                             10,000           1,256,900
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,256,900
-----------------------------------------------------------------------------------------------------------------------------
THAILAND - 6.5%
Alphatec Electronics Company, Ltd., Foreign(1,4,5)                                                628,800             128,894
Bangkok Bank Public Company, Ltd., Foreign(4)                                                     250,000             643,087
Siam Commercial Bank Public Company, Ltd., Foreign(4)                                             340,000             400,858
Thai Farmers Bank Public Company, Ltd., Foreign(4)                                                400,000             750,268
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,923,107
-----------------------------------------------------------------------------------------------------------------------------
TURKEY - 1.9%
Eczacibasi Ilac Sanayi ve Ticaret, A.S.(1)                                                     12,101,000             549,410
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      549,410
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 74.2% (Cost: $29,148,748)                                                                    21,901,075
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Amarc Resources, Ltd., Warrants, Strike CAD2.05, Expire 8/9/98(5,7,8)                              65,000               6,419
Anooraq Resources Corporation, Warrants, Strike CAD2.07, Expire 10/10/98(5,7,8)                    65,000              10,125
Etruscan Enterprises, Ltd., Warrants, Strike CAD7.50, Expire 4/21/98(5,7,8)                        73,300                 354
NDU Resources, Ltd., Warrants, Strike CAD2.31, Expire 5/17/98(5,7,8)                               75,000               5,316
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (Cost: $173,895)                                                                                 22,214


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



DECEMBER 31, 1997                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 74.3% (Cost: $29,322,643)                                                                    $ 21,923,289
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                2,768,744
Repurchase Agreement
        State Street Bank and Trust Company, 5.30%, dated 12/31/97, due 1/2/98, maturity value $3,245,955 (collateralized by $3,050,000 par value U.S.
        Treasury Note, 7.875%, due 11/15/07)                                                                        3,245,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS -20.4%                                                                              6,013,744


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 5.3%                                                                                            1,568,902
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 29,505,935
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



(1)  Non-income-producing security.
(2)  ADR - American Depository Receipt; GDR - Global Depository Receipt.
(3) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(4)  Shares registered for foreign investors.
(5)  Fair-valued security.  See 1.a. in Notes to Financial Statements.
(6)  Restricted Security.  See 4.e. in Notes to Financial Statements.
(7)  See 4.d. in Notes to Financial Statements.
(8)  Foreign-denominated security. CAD - Canadian Dollar


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $29,322,643)                                                                        $ 21,923,289
Cash and cash equivalents                                                                                           6,013,744
Receivable for investments sold                                                                                     2,204,506
Receivable for fund shares subscribed                                                                                 410,601
Receivable from adviser                                                                                                28,234
Interest receivable                                                                                                       478
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       30,580,852

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                     572,960
Payable for fund shares redeemed                                                                                      382,331
Accrued expenses                                                                                                      119,626
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   1,074,917

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 29,505,935
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    37,923,409
Accumulated net realized loss from investments                                                                     (4,092,540)
Accumulated net realized gain from securities sold short                                                            3,074,346
Net unrealized depreciation on investments                                                                         (7,399,280)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 29,505,935
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
      Net Asset Value, offering and redemption price per share - Class A Shares                                  $       8.02
      (Net assets of $29,430,602 applicable to 3,670,815 shares of beneficial interest with no par value)
-----------------------------------------------------------------------------------------------------------------------------
      Net Asset Value, offering and redemption price per share - Class C Shares                                  $       7.93
      (Net assets of $75,333 applicable to 9,497 shares of beneficial interest with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------


(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


STATEMENT OF OPERATIONS




FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Dividends (Net of foreign tax withheld of $58,660)                                                               $    658,432
Interest                                                                                                              558,234
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,216,666

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              800,164
Custodian fees                                                                                                        180,155
Distribution fees - Class A Shares                                                                                    159,934
Dividend expense for securities sold short                                                                            159,167
Transfer agent fees                                                                                                   108,103
Professional fees                                                                                                      77,769
Registration and filing fees                                                                                           52,193
Shareholder reports                                                                                                    40,450
Trustees' fees and expenses                                                                                            22,265
Interest expense                                                                                                       19,919
Insurance                                                                                                               1,975
Distribution fees - Class C Shares                                                                                        295
Shareholder servicing fees - Class C Shares                                                                                98
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                      1,622,487
Less: Expense waiver by adviser                                                                                      (278,783)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                 1,343,704

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (127,038)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments                                                                                 (3,032,592)
Net realized gain from securities sold short                                                                        2,757,200
Net change in unrealized depreciation on investments                                                               (6,680,001)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                       (6,955,393)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ (7,082,431)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


STATEMENT OF CHANGES IN NET ASSETS



                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                                 $   (127,038)       $    155,268
Net realized (loss)/gain from investments                                                      (3,032,592)          2,587,856
Net realized gain from securities sold short                                                    2,757,200              32,841
Net change in unrealized (depreciation)/appreciation on investments                            (6,680,001)          1,487,419
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (7,082,431)          4,263,384

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                  -            (152,544)
Net investment income - Class C Shares(1)                                                               -                   -
Realized gain on investments - Class A Shares                                                    (861,325)                  -
Realized gain on investments - Class C Shares(1)                                                     (596)                  -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                              (861,921)           (152,544)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions               (12,973,671)         31,969,698
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                       (20,918,023)         36,080,538
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            50,423,958          14,343,420
End of period                                                                              $   29,505,935       $  50,423,958
-----------------------------------------------------------------------------------------------------------------------------



(1)  Class C Shares were first issued on May 8, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FINANCIAL HIGHLIGHTS - CLASS A SHARES


                                                          FOR THE             FOR THE        FOR THE NINE             FOR THE
FOR A SHARE OUTSTANDING                                YEAR ENDED          YEAR ENDED        MONTHS ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                  12/31/97            12/31/96          12/31/95(3)        3/31/95(1,3)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.69          $     8.02          $     8.57          $    10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                (0.02)               0.03               (0.03)               0.06
Net realized gain/(loss) and unrealized
     appreciation/(depreciation) on investments
     and securities sold short                              (1.45)               1.67               (0.52)              (1.36)
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                              (1.47)               1.70               (0.55)              (1.30)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                        -               (0.03)                  -               (0.04)
Distributions from realized gain on investments             (0.20)                  -                   -               (0.09)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $     8.02          $     9.69          $     8.02          $     8.57
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               (15.27)%            21.19%               (6.42)%            (13.14)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                       $   29,431          $   50,424          $   14,343          $    8,345
Ratio of Expenses to Average Net Assets                      2.10%(2)            1.84%(2)            1.83%(2)            3.15%(2)
Ratio of Net Investment Income/(Loss)
     to Average Net Assets                                  (0.20)%(2)           0.36%(2)           (0.51)%(2)           0.72%(2)
Portfolio Turnover Rate                                       148%                165%                103%                124%
Average Commission Rate Paid(4)                        $   0.0052          $   0.0009                   -                   -
-----------------------------------------------------------------------------------------------------------------------------



(1)  Class A Shares were first issued on May 2, 1994.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser for the year ended December 31, 1997, the year ended December 31, 1996, the nine months ended December 31, 1995, and the period from May 2, 1994 (Commencement of Operations), to March 31, 1995, total return would have been (16.12)%, 20.19%, (8.17)%, and (13.65)%, respectively, the ratio of expenses to average net assets would have been 2.53%, 2.70%, 4.24%, and 3.46%, respectively, and the ratio of net investment (loss)/income to average net assets would have been (0.63)%, (0.50)%, (2.92)%, and 0.41%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

Per-share data with respect to Class A Shares has been determined by using the average number of Class A Shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                                                                  FOR THE
FOR A SHARE OUTSTANDING                                                                      PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                         12/31/97(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $    9.57
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 (0.14)
Net realized loss and unrealized depreciation on investments and securities sold short              (1.30)
---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                (1.44)

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                -
Distributions from realized gain on investments                                                     (0.20)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $    7.93
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                       (15.16)%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                $      75
Ratio of Expenses to Average Net Assets                                                              2.85%(2)
Ratio of Net Investment Loss to Average Net Assets                                                  (2.11)%(2)
Portfolio Turnover Rate                                                                               148%
Average Commission Rate Paid(3)                                                                 $  0.0052
---------------------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on May 8, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser for the period from May 8, 1997 (Commencement of Operations), through December 31, 1997, total return would have been (15.39)%, the ratio of expenses to average net assets would have been 3.29%, and the ratio of net investment loss to average net assets would have been (2.55)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C Shares has been determined by using the average number of Class C Shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund, and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class).

Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on May 8, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 97.9% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of the security. At December 31, 1997, approximately 2.1% of the Fund's long positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT shares for Class A, for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C shares for the period from May 8, 1997 (Commencement of Operations) to December 31, 1997, were as follows:

Class A


1/1/97 - 12/31/97                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                       11,034,132     $ 114,040,841
Shares reinvested                                     99,962           841,693
------------------------------------------------------------------------------
                                                  11,134,094       114,882,534

------------------------------------------------------------------------------
Shares redeemed                                  (12,669,671)     (127,942,037)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net decrease                                      (1,535,577)    $ (13,059,503)
------------------------------------------------------------------------------

1/1/96 - 12/31/96                                     SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                       11,798,506     $ 112,215,356
Shares reinvested                                     15,445           148,733
------------------------------------------------------------------------------
                                                  11,813,951       112,364,089

------------------------------------------------------------------------------
Shares redeemed                                   (8,395,045)      (80,394,391)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                       3,418,906     $  31,969,698
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Class C

5/8/97* - 12/31/97                                    SHARES            AMOUNT
------------------------------------------------------------------------------
Shares sold                                           14,059     $     126,906
Shares reinvested                                         71               596
------------------------------------------------------------------------------
                                                      14,130           127,502

------------------------------------------------------------------------------
Shares redeemed                                       (4,633)          (41,670)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                           9,497    $       85,832
------------------------------------------------------------------------------



*Class C shares were first issued on May 8, 1997.

NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $800,164. RSIM, L.P. voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A and Class C and the dividend expenses related to short sells, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.85%. For the year ended December 31, 1997, and for the period from May 8, 1997 (Commencement of Operations), through December 31, 1997, RSIM, L.P. voluntarily agreed to waive fees and other expenses of $278,612 for Class A shares and $171 for Class C shares.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. The Fund's Class A Plan permits a distribution fee of up to 0.50%, but is currently limited to 0.25% by the Trustees of the Fund. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 8, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $134,121 and $189, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements).
As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record. For the period from May 8, 1997 (Commencement of Operations) through December 31, 1997, for Class C shares, the Fund incurred shareholder services fees of $98.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $2,500 to BARS, which represented 0.4% of total commissions paid during the year.

NOTE 4   INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $29,322,643. Accumulated net unrealized depreciation on investments and securities sold short, excluding the foreign currency fluctuation associated with other assets and liabilities, was $7,399,354, consisting of gross unrealized appreciation and depreciation of $2,063,786 and $9,463,140, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $77,691,918 and $90,940,064, respectively.

c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At December 31, 1997, there were no securities sold short. For the year ended December 31, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $22,071,053 and $24,828,253, respectively.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


d. OPTIONS, WARRANTS, AND RIGHTS:

Options, warrants, and rights normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options, warrants, and rights for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option, warrant, or right by determining the differential between the exercise price of the option, warrant, or right and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option, warrant or right, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

OPTIMIZED PORTFOLIOS AS LISTED SECURITIES ("OPALS").

OPALS are exchange-listed securities that track Morgan Stanley Country Indices or local equity market benchmark indices. OPALS have debt-like features, including semi-annual income payments, redemption options, and a fixed maturity date. OPALS also perform like equity because they are supported by baskets of equity shares, track the performance of equity indices, and pay income calculated with reference to the dividends and corporate actions received on the underlying securities.

e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $319,497, which represented 1.1% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                  SHARES      COST     VALUE    ACQUISITION
SECURITY                            (000)     (000)     (000)          DATE
---------------------------------------------------------------------------
Black Sea Energy, Ltd.               270      $379      $320         2/5/97
---------------------------------------------------------------------------


f. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5   ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

THE DEVELOPING COUNTRIES FUND ANNUAL REPORT


REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Robertson Stephens Developing Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Developing Countries Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998

ADMINISTRATION

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Developing Countries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

ROBERTSON STEPHENS MUTUAL FUNDS


Value

THE PARTNERS FUND

A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

Growth & Income

THE GROWTH & INCOME FUND

SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

Growth

THE DIVERSIFIED GROWTH FUND

FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace and John Seabern.

THE EMERGING GROWTH FUND

SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-

TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.

THE MICROCAP GROWTH FUND

FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans and Rainerio Reyes.

THE VALUE + GROWTH FUND

A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

Global

THE CONTRARIAN FUND-TM-

A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND

SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND

PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND

SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

International

THE DEVELOPING COUNTRIES FUND

LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS
Managed by Michael Hoffman.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

ROBERTSON STEPHENS FUNDS


BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com

ROBERTSON STEPHENS
ON THE WEB

http://www.rsim.com

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as DevCtry under the heading Robertson Stephens. Its computer quotation symbol is RSDCX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.